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                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 3, 2000 relating to the financial statements of Prodigy Communications Corporation, which appears in Prodigy Communications Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1999.

PricewaterhouseCoopers LLP

New York, New York
June 21, 2000